UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) September 27, 2006 (September
                                   26, 2006)

                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)

                Delaware                               0-32623                          20-0101495
---------------------------------------   --------------------------------   ----------------------------------
      (State or other jurisdiction                   (Commission                       (IRS Employer
           of incorporation)                        File Number)                    Identification No.)


                 100 Eagle Rock Avenue
                 East Hanover, New Jersey                           07936
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          (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (973) 560-9400
                                                    ---------------

                                 Not Applicable
              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      Conversion Services International, Inc. (the "Company") announced that it received notice on June 29, 2006 from the Staff of the American Stock Exchange indicating that the Company is below certain of the Exchange's continued listing standards as set forth in Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iv) of the AMEX Company Guide. The Company was afforded the opportunity to submit a plan of compliance to the Exchange, and on July 31, 2006, the Company presented its plan to the Exchange. On September 26, 2006, the Exchange notified the Company that it accepted the Company's plan of compliance and granted the Company an extension until December 28, 2007 to regain compliance with the continued listing standards.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1     Press Release, dated September 27, 2006


      This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 27, 2006            CONVERSION SERVICES INTERNATIONAL, INC.


                              By: /s/ Scott Newman
                                   ---------------------------------------------
                                   Name:  Scott Newman
                                   Title: President and Chief Executive Officer